Artelo
BIOSCIENCES

US Phone: 760-943-1689
IRE Phone: +35314434604
E-mail: info@artelobio.com
www.artelobio.com

Investor Presentation
May 2018

Greg Gorgas, CEO

Forward Looking Statements

Statements in this Artelo Biosciences presentation that are not historical facts are "forward-looking statements" subject to risks/uncertainties. Such statements are based on current facts/analyses and other information that are based on forecasts of results, estimates of amounts not yet determined, and assumptions of management. Such statements are generally, but not always, identified by the words "expects", "plans", "anticipates", "believes", "intends", "estimates", and similar expressions or that events or conditions "will", "would", "may", "can", "could" or "should" occur. Information concerning reserve estimates may also be deemed to be forward looking statements, as it constitutes a prediction of what might be present when/if a project is actually developed.

It is important to note that actual outcomes and results could differ materially from those in such statements due to numerous factors beyond the Company's control including misinterpretation of data, inaccurate estimates of timelines, uncertainty of the requirements demanded by governmental agencies, Company's ability to raise financing, breach by third-parties, inability to retain employees/consultants, competition for equipment, inability to obtain permits, delays in operations, problems with licensing agreements, the likelihood that no commercial markets exist for our products, and our ability to develop products.

This presentation does not constitute or form a part of any offer or solicitation to purchase or subscribe for securities in the United States. The securities mentioned herein have not been, and will not be, registered under the Securities Act of 1933, as amended. They may not be offered or sold in the United States except pursuant to an exemption from the registration requirements of the Securities Act. Company undertakes no obligation to publicly release the results of any revisions to these statements that may be made to reflect the events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Artelo Biosciences Introduction

Company: **US Public (OTCQB: ARTL)**

Sector: **Biopharmaceutical**

Focus: **Endocannabinoid system modulation**

Therapeutic areas: **Inflammation, Pain, Anorexia/Cachexia, Cancer, Cardiovascular diseases**

US Headquarters: San Diego, California
European Hub: Dublin, Ireland



Investment Highlights

- Three key platforms
- Robust patent fortress
- Proven leadership team
- Near-term catalysts
- High-growth sector

Using ECS Modulation to Improve Healthcare Outcomes



*"**Modulating the ECS activity may have therapeutic potential in almost all diseases affecting humans**, including obesity/metabolic syndrome, diabetes and diabetic complications, neuro-degenerative, inflammatory, cardiovascular, liver, gastrointestinal, skin diseases, pain, psychiatric disorders, cachexia, cancer, chemotherapy-induced nausea and vomiting, among many others."*

Laboratory of Physiologic Studies, National Institute on Alcohol Abuse and Alcoholism, National Institutes of Health, Bethesda, Maryland, USA – May, 2013

ECS = Endocannabinoid system of neurotransmitters and receptor targets



Diverse Approach to Modulating the Endocannabinoid System

We are developing a portfolio of novel pharmaceuticals that address serious medical conditions

Our programs are based on multiple mechanisms to target and modulate the ECS



Lead Identification
Preclinical
Phase 1
Phase 2
ART 27.13
Dual CB_1/CB_2 Agonist
Anorexia / Cachexia
Cancer
ART 12.11
Proprietary CBD
Multiple Indications
ART 26.12
FABP5 Inhibitor
Cancer
Pain

Artelo BIOSCIENCES



Creating Value with Potential Best-in-Class Therapeutics

Our novel programs, patent portfolio, and proven team are the foundation for significant value creation in a high-growth sector

Market Cap	Company	Pipeline
$4.2B	GW Pharmaceuticals (GWPH)	1 Commercialized (THC/CBD) 1 Phase 3 (CBD) 3 Phase 2
$535M	Insys Therapeutics (INSY)	1 Commercialized 1 Phase 3 1 Phase 2 4 Phase 1
$217M	Axim Biotechnologies Inc (AXIM)	2 Phase 2 (chewing gum and topical) 1 Phase 1 (chewing gum) 11 Pre-clinical
$128M	Zynerba Pharmaceuticals (ZYNE)	1 CBD gel in 3 Phase 2 1 THC Pro-Drug Patch
$125M	InMed Pharmaceuticals Inc (IMLFF)	3 Pre-clinical
$36M	OWC Pharmaceuticals (OWCP)	2 Phase 1 (cream and tablet) 1 Pre-clinical
$13M	**Artelo Biosciences (ARTL)**	1 Phase 2 ready pioneering NCE 2 Pre-clinical (fast follower novel CBD and proprietary endocannabinoid modulator)

Market Cap Data May 18, 2018

HGI analysis of company websites/presentations May 18, 2018. Subject to change.



ART 27.13

High-Potency Dual Agonist

Artelo BIOSCIENCES

Cannabinoid Agonists for Anorexia and Cancer

- Multiple cannabinoid agonists are already **approved in the US** and some other major markets for the treatment of nausea and vomiting related to cancer chemotherapy
- Clinical studies with cannabinoid agonists have evaluated the potential for cannabinoids to be used for anorexia and cachexia associated with cancer
- 1500 peer review articles demonstrated **anti-tumor effects** of cannabinoids in multiple different cancer types


NSCLC
$13B (2020)
Breast[1,2,3]
$18B (2023)
Skin[1,2,3]
$2.8B (2021)
Cannabinoid Sensitive Cancers
Pancreatic[1,2]
$1.6B (2017)
Glioma[1,2,4,5]
$3.3B (2023)
Lymphoma/ Leukemia/ Myeloma[1,2]
$15B (2020)
Prostate[1,2,3]
$8.2B (2023)

Literature CB1 and/or CB2 directed anti-tumor activity demonstrated in 1) ex-vivo, 2) in-vitro, 3) in-vivo, 4) human epidemiology 5) human clinical data.

Future Estimates for total worldwide sales in cancer types obtained from Developments in Cancer Treatments, Market Dynamics, Patient Access and Value Global Oncology Trend Report 2015 IMS.

Artelo BIOSCIENCES

Excellent Clinical Profile for Use in Anorexia and Cancer

AZD1940

- Developed at AstraZeneca
- Potent *peripherally restricted* CB_1/CB_2 agonist (AZ12368920)
- 5 clinical trials conducted in pain
- Administered orally in 205 humans and its safety, tolerability, pharmacokinetics and pharmacodynamics investigated
- Excellent pharmacokinetic properties
- Limited brain access, consequently a better CNS risk profile compared to other available cannabinoid agonists

2005

NEO1940

- IP transferred to The NEOMED Institute
- Significant effect on weight observed at the doses where CNS side effect profile was similar to placebo led to development plan in cachexia
- Suitable for once-daily dosing



2012

ART27.13

- **MDTA exclusivity**
- **Fully-negotiated option to trigger full license in Q1 2019**
- **Clinic ready**
- **Cancer cell-line screening research for potential indication as anti-tumor agent**
- **Target indications:**
  - **Anorexia**
  - **Cancer**

2017 →

Dose and Exposure Dependent Weight Gain Demonstrated in Phase I Study


Weight gain vs exposure on day 12
(MAD study, n=50)
Intended dose (125-250 µg)
Weight gain kg
Exposure (Cmax, day12) nmoles/L
8
7
6
5
4
3
2
1
0
-1
-2
10
20
30
40
50
60

Observed slope is significantly different from flat line (p=0.0001).
Data on file.

At the intended dose (125-250 µg), 25% of subjects experienced gaining 3% or greater of baseline body weight

Side effect profile of ART27.13 (MAD study) at intended dose

Side effects	Placebo	ART27.13 250 µg
Mild	91%	89%
Moderate	9%	10%
Severe	0%	1%
# AEs/subjects	121/10	169/8

Artelo BIOSCIENCES

Supportive Activity Data for CB1/CB2 Agonists as Anti-Tumor Agents


A
% Proliferation
CB$_1$ Effect
CB$_2$ Effect
Serum 10%
EGF 100
Win55,212-2 (μM)
JWH-015(μM)
0.1
1
2

- Synthetic cannabinoids have **anti-tumor effects** as a monotherapy
- Effects are blocked by cannabinoid antagonists
- Driven by both CB$_1$ and CB$_2$ effects
- **>50%** inhibitory effects observed for **cell killing, tumor shrinkage** and **reduction in metastasis**
- JWH (CB$_2$) and Win (CB$_1$) are not suitable for the clinic and very few dual CB$_1$/CB$_2$ agonists have been designed to be peripherally restricted; reducing potential CNS side effects

Cancer Prev Res (Phila). 2011 January; 4(1): 65–75.

ART 12.11

Proprietary CBD Composition

Artelo
BIOSCIENCES

Cannabidiol's Protection Challenge for Pharmaceutical Development

- Cannabidiol (CBD) is in the **public domain**
- **Market exclusivity** strategies used by others
  - Delivery method (proprietary patch, spray, ointment, chewing gum, etc.)
  - Derivative manipulation (change the molecule to create new chemical entity)
  - Development in a narrow disease (Orphan Drug protection and discrete use patents)
- Artelo's solution: based upon **cocrystalization**; a well-developed and established pharmaceutical strategy
- A pharmaceutical cocrystal of CBD offers Artelo the exclusive opportunity to:
  - 1) Develop a cannabidiol-based drug product with the **potential for improved safety and efficacy**
  - 2) Establish a **strong proprietary position** as cocrystals are viewed as patentable subject matter
- In 2017, Artelo filed a **patent application** for ART12.11 with broad claims

Cannabidiol's Inherent Polymorphism Challenge for Drug Development

- Polymorphism in pharmaceuticals refers to the ability of a **solid material** to exist in two or more crystalline forms
- Polymorphic forms typically differ in their physicochemical properties and exhibit differences in **pharmacological properties** including absorption rate and overall bioavailability
- **"Polymorphism can affect the quality, safety, and efficacy of the drug product."**(1)
- A drug based on a specific polymorphic form or with reduced polymorphism is likely to have an **improved safety and efficacy profile**

(1) Andre S. Raw, Director- Division of Chemistry I FDA-CDER-Office of Generic Drugs Regulatory Consideration on Pharmaceutical Solids: Polymorphs / Salts and Cocrystals

The molecular structure of the two independent molecules of cannabidiol (CBD), with the atom labelling, indicating inherent polymorphism of CBD


C25
C18
C19
C17
C20
C16
O2
C6
C7
C21
O1
C8
C5
C22
C12
C14
C24
C9
C10
C11
C13
C15
C23
C43
C41
C40
C42
O4
C37
C28
C36
C35
C39
C29
C27
C38
C30
C33
C34
C44
O3
C26
C31
C32
C45
C46

Cannabidiol revisited: T. Mayr, T. Grassl, N. Korber,a V. Christoffelb and M. Bodensteinerc, IUCrData (2017). 2, x170276, https://doi.org/10.1107/S2414314617002760

Artelo
BIOSCIENCES

Cannabidiol (CBD) Comparisons

	Phytocannabinoid Isolate	Synthetic Cannabinoid	Artelo's Cocrystal
Active Pharmaceutical CBD			
Composition of Matter Patent Protection	None	None	Pending
Problematic Polymorphism	Inherent	Inherent	None identified (monomorph)
Expected Superiorities	None	Least cost to mfg	Higher melting point Consistency in absorption Improved safety / efficacy Low mfg cost



ART 26.12

FABP5 Inhibitor

Artelo BIOSCIENCES

Next Generation Endocannabinoid Modulator

- **Highly-selective, highly-potent** FABP5 inhibitor
- Invented at Stony Brook University
- Nearly **$4M invested** via NIH grants
- Two promising applications:
  - Novel and exciting mechanism of **modulating the endocannabinoid system**
  - New approach to **cancer treatment**
- Developing for indications in pain, inflammation, and cancer
- Development ongoing to formulate and test a novel, selective lead FABP5 inhibitor
- Plan to take forward into IND-enabling studies in 1H 2019

STONY BROOK UNIVERSITY

FABP5 and the Endocannabinoid System

- Overexpression of FABP5 increases the hydrolysis of anandamide (AEA)
- FABP5 inhibition decreases AEA hydrolysis
- FABP5 inhibition increases AEA levels
- Alternative mechanism to increase endocannabinoid tone
- FABP5 inhibition leads to CB1-mediated analgesia



Anandamide Inactivation Pathway
FABP Transporter and FAAH Drug Targets
Presynaptic Neuron
CB Receptor
AEA
AEA
Neurotransmitters
2-AG
CB Receptor
2-AG
GABA & Glutamate Receptors
AEA
FABP
Transport Inhibitors
FABP
AEA
FAAH Inhibitors
FAAH,AEA Breakdown
ER
Nucleus

FABP5 is a Validated Target for Cancer Drug Development

- FABP5 delivers fatty acids to the nucleus to activate PPARβ/δ and PPARγ
- Activation induces cell growth, survival genes, and angiogenic factors


Long chain fatty acids
FABP5
PPARγ
PPRE
VEGF gene
VEGF
VEGFR-2
Paracrine
Autocrine
Secreted
VEGF
Vascularization
VEGFR-1
Endothelial cell
tube formation
(Angiogenesis)

Forootan et al., 2016 Oncotarget vol 7, no. 8 p9322-9339

FABP5 is Upregulated in Breast, Prostate, and Cervical Cancer

In cancer patients, FABP5 is upregulated, correlates with tumor grade, and is associated with poor prognosis


A
Grade I
Grade II
Grade III
TNBC
B
Tumor Grade
% Patient Tumors
100%
80%
60%
40%
20%
0%
P=0.0036
Low Grade
High Grade
■Low FABP5 □High FABP5
C
TNBC Status
% Patient Tumors
100%
80%
60%
40%
20%
0%
P<0.0001
Non-TN
TN
■Low FABP5 □High FABP5
D
P=0.002
High FABP5
Low FABP5

Data above from breast cancer. Liu et al., 2011; Levi et al., 2013; Powell et al., 2015; Guaita-Esteruelas et al., 2017. Similar findings published in prostate and cervical cancer. Forootan et al., 2010; Jeong et al., 2012.


Genetic silencing of FABP5 is anti-tumor
A
Tumor Volume (cu. mm)
2000
1800
1600
1400
1200
1000
800
600
400
200
0
P=0.04
WT
FABP5-/-
1
2
3
4
5
6
Weeks Post Injection

Powell et al., 2015 Oncotarget vol 6, no. 8 p6373-6385

FABP5 Inhibitor Decreases Tumor Growth in Prostate Cancer Model

SBFI126 = ART26.12


Luminescence
Control (PBS)
SBFI26
×10^7
Radiance
(p/sec/cm²/sr)


A
Average tumour size (mm³)
800
700
600
500
400
300
200
100
0
Control(PBS)
SBFI26(from day 7)
SBFI26(from day 1)
**
6
9
13
17
21
24
28
31
Days

Inhibitor SBFI26 suppresses the malignant progression of castration-resistant PC3-M cells by competitively binding to oncogenic FABP5
W. Al-Jameel, Oncotarget, 2017, Vol. 8, (No. 19), pp: 31041-31056



Company



Proven Leadership

MANAGEMENT

Gregory Gorgas
President & CEO, Director
Biogen Idec, Chiron, Cetus, Upjohn

Steve Reich, MD
Chief Medical Officer
Pfizer, Ligand, Biogen

Peter O'Brien
SVP, European Operations, Director
HSBC, Driver & Labour Recruit, Nursing Station

NON-EXECUTIVE DIRECTORS

Connie Matsui
Chair of the Board
Nominating & Governance Committee Chair
Biogen Idec, Wells Fargo, Board Chair Halozyme

Steven Kelly
Compensation Committee Chair
Theracrine, Innovive, Amgen, IDEC, Sanofi

Douglas Blayney, MD
ASCO President, Stanford Cancer Center, University of Michigan, NCI

Georgia Erbez
Audit Committee Chair
Jeffries, Cowen, H&Q, Raptor Pharmaceuticals

Martin Emanuele, PhD
Program Lead / Inventor ART12.11
DuPont, Avanir, DaVita

SCIENTIFIC COLLABORATORS

Saoirse O'Sullivan, PhD
Program Lead ART26.12
University of Nottingham, UK

Andy Yates, PhD
Program Lead ART27.13
UK Pharmacist, AstraZeneca

Steve Laviolette, PhD
University of Western Ontario, Canada



Achieved & Near-Term Anticipated Milestones

EVENT	EXPECTED TIMING
ART27.13 Secured Material Data Transfer Agreement and License Option	✓
ART12.11 Discovered cocrystal and filed patent application	✓
ART26.12 Obtained world-wide exclusive license to FABP5 target and compounds	✓
Steve Reich, MD appointed Chief Medical Officer	✓
OTCQB listing	✓
S-1 Registration effective (selling stockholders)	✓
Listing on a Canadian exchange	2H 2018
ART27.13 Cancer cell line screening results	Q3 2018
ART12.11 Composition of Matter patent issues	1H 2019
ART27.13 Initiate Phase 2 in anorexia associated with cancer	1H 2019
ART26.12 Begin IND-enabling studies	1H 2019



Market and Capital Data

Markets: Symbol	OTCQB: ARTL Canadian exchange (anticipated 2H 2018)
Market Cap (1)	USD $14.3M CDN $18.3M
Shares Outstanding (2)	12,781,195
Warrants (2) Options (2) Restricted Stock (2)	3,261,195 None 520,000
Fully Diluted (2)	16,562,390
Cash / Cash Equivalents (3)	USD $0.525M CDN $0.670M

(1) May 15, 2018, (2) May 11, 2018, (3) February 28, 2018

Artelo
BIOSCIENCES

Investment Summary

Three key platforms

- Developing best-in-class therapeutics from leading edge science
- Portfolio approach to endocannabinoid system (ECS) modulation provides multiple "shots on goal"

High-growth sector

- Cannabis Biotech/Pharma Market is expected to surpass $20 billion by 2020
- Premium pricing potential within regulated and protected pharmaceutical market

Near-term catalysts

- Pre-clinical development milestones and initiation of clinical studies

Robust patent fortress

- Comprehensive issued and pending intellectual property
- Broad claims assure meaningful market exclusivity

Proven leadership team

- Unmatched combination of deep scientific insights, discovery research, and clinical experience
- Led by recognized experts in regulated drug development and global commercial management

Artelo BIOSCIENCES

888 Prospect Street, Suite 210
La Jolla, CA 92037

Greg Gorgas (USA) 760.943.1689
gorgas@artelobio.com

www.artelobio.com

29 Fitzwilliam Street Upper
Dublin 2, Ireland

Peter O'Brien (IRE) 083 140 6837
peter@artelobio.com